CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 26, 2010, with respect to the financial statements and financial highlights of Baird LargeCap Fund and Baird MidCap Fund (two of the portfolios constituting Baird Funds, Inc.) appearing in the December 31, 2009 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the caption “Independent Registered Public Accounting Firm and Financial Statements” in the Statement of Additional Information.

                /s/ Grant Thornton LLP

Chicago, Illinois
April 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 26, 2010, with respect to the financial statements and financial highlights of Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (five of the portfolios constituting Baird Funds, Inc.) appearing in the December 31, 2009 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the caption “Independent Registered Public Accounting Firm and Financial Statements” in the Statement of Additional Information.

                /s/ Grant Thornton LLP

Chicago, Illinois
April 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 26, 2010, with respect to the financial statements and financial highlights of the Riverfront Long-Term Growth Fund (one of the portfolios constituting the Baird Funds, Inc.) appearing in the December 31, 2009 Annual Report to Shareholders, which is incorporated by reference in this Post-Effective Amendment to the Registration on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the caption “Financial Highlights” in the Prospectus and under the caption “Independent Registered Public Accounting Firm and Financial Statements” in the Statement of Additional Information.

                /s/ Grant Thornton LLP

Chicago, Illinois
April 30, 2010